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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 1998

                              POLYMER GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    1-14330                    57-1003983
     (STATE OR OTHER        (COMMISSION FILE NUMBER)          (IRS EMPLOYER
     JURISDICTION OF                                       IDENTIFICATION NO.)
     INCORPORATION)

          4838 JENKINS AVENUE,                           29405
          NORTH CHARLESTON, SC                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (803) 566-7293

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENT OF BUSINESSES ACQUIRED

    The financial statements required by Item 7(a) relative to the acquisition of the Nonwovens Business of Dominion Textile Inc. described in
  Item 2 of Form 8-K of Polymer Group, Inc., dated February 13, 1998, are attached hereto as an exhibit and incorporated herein by this reference.

  (b) PRO FORMA FINANCIAL INFORMATION

    The pro forma unaudited financial information required by Item 7(b) relative to the Nonwovens Business of Dominion Textile Inc. described in
  Item 2 of Form 8-K of Polymer Group, Inc., dated February 13, 1998, is attached hereto as an exhibit and incorporated herein by this reference.

  (c) EXHIBITS

    Exhibits required to be filed with this current report on Form 8-K/A Amendment No. 1 are included in the following index.

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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Polymer Group, Inc.

                                                    /s/ Jerry Zucker
                                          By: _________________________________
                                                       Jerry Zucker
                                                  Chairman, President and
                                                  Chief Executive Officer

Dated: April 14, 1998

                                                   /s/ James G. Boyd
                                          By: _________________________________
                                                       James G. Boyd
                                                 Executive Vice President,
                                                 Chief Financial Officer,
                                                  Treasurer and Secretary

Dated: April 14, 1998

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                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                            DESCRIPTION
  -------                           -----------

  4.1      Agreement, dated October 27, 1997, among Polymer Group, Inc.,
           Galey & Lord, Inc. and DT Acquisition Inc.*
  4.2      Operating Agreement, dated December 19, 1997, among Polymer
           Group, Inc., Galey & Lord, Inc. and DT Acquisition Inc.*
  4.3 Master Separation Agreement, dated as of January 29, 1998, among Polymer Group, Inc., Galey & Lord, Inc., DT Acquisition
           Inc., Dominion Textile Inc., and certain subsidiaries named therein.**/***
  7.1      Financial Statements Required under Item 7(a).**
  7.2      Financial Statements Required under Item 7(b).**
 23.1      Consent of Deloitte & Touche.**
 99.1      Press Release dated January 30, 1998.*

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*Previously filed.
**Filed herewith.
***Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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